COLUMBIA FUNDS SERIES TRUST I

Columbia Small Cap Core Fund

(the “Fund”)

Supplement dated August 21, 2009 to the Prospectuses dated February 1, 2009

This Supplement supercedes the Supplement to the Prospectuses dated May 20, 2009 and provides new and additional information beyond that contained in the Prospectuses listed above.

Effective August 31, 2009, Jeffrey Hershey will join the Fund’s portfolio management team as a co-manager. Accordingly, the table in the section of the Prospectuses entitled “Management of the Fund – Portfolio Managers” is revised and replaced in its entirety with the following disclosure:

Peter Larson Lead manager. Service with the Fund since 1992. Managing Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1963.
Richard D’Auteuil Co-manager. Service with the Fund since 2005. Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since 1993.

Jeffrey Hershey

Co-manager. Service with the Fund since August 2009.

Director of the Advisor; associated with the Advisor as an investment professional since August 2009. Prior to August 2009, Mr. Hershey was a managing director at MLH Capital LLC from February 2007 to January 2009 and a portfolio manager and senior analyst at Awad Asset Management from February 1998 to January 2007.

As previously announced, Peter Larson expects to continue to serve as lead manager of the Fund through the end of 2009. Upon Mr. Larson’s retirement, Richard D’Auteuil will serve as lead manager of the Fund. There will be no change to the Fund’s investment objective or principal investment strategies as a result of these personnel changes.

Shareholders should retain this Supplement for future reference.

INT- 47/22824-0809

COLUMBIA FUNDS SERIES TRUST I

Columbia California Tax-Exempt Fund

(the “Fund”)

Supplement dated August 21, 2009 to the

Statement of Additional Information dated March 1, 2009, as revised March 31, 2009 (the “SAI”)

Effective immediately, the following information is added to the SAI:

Description of Conditions of the State of California

The following information relates specifically to the Columbia California Tax-Exempt Fund (the “Fund”). The Fund’s investments are highly dependent on and sensitive to the general fiscal and economic stability of the State of California (“California” or the “State”) and its subdivisions, agencies, instrumentalities or authorities, which generally issue the securities in which the Fund invests. The following information supplements information set forth in the Fund’s prospectuses, and is provided in view of the Fund’s policy of normally investing at least 80% of its net assets in securities issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other qualified issuers that pay interest exempt from California individual income tax.

To the extent that any statements made below involve matters of forecasts, projections, assumptions, opinions or estimates, whether or not expressly stated to be such, they are made as such and not as representations of fact or certainty, and no representation is made that any of these statements has been or will be realized or achieved. All forecasts, projections, assumptions, opinions or estimates are “forward looking statements” that must be read with an abundance of caution and that may not be realized or may not occur in the future.

This summary does not purport to be a comprehensive description of all relevant facts relating to the State of California and its political subdivisions, agencies, authorities and instrumentalities. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses and other disclosure provided in connection with various securities offerings of California and local agencies in California available as of August 1, 2009. It is expected that the information generally will be updated only on an annual basis and thus may be out of date at the time that you make an investment decision to purchase or sell shares of the Fund.

General Economic Factors.

The economy of the State is the largest among the 50 states and one of the largest in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, tourism, manufacturing, construction and services. Certain of the State’s significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

California, like the rest of the nation, is experiencing a severe economic recession. Falling home prices, limited credit availability, shrinking investment values and growing unemployment, among other circumstances, adversely affected the national and California economies in 2008, and are continuing to adversely affect such economies in 2009. Consumer spending, which is a core component of both economies, and business investment declined in the second half of 2008 and continue to decline in 2009. Late in 2008, the United States was officially deemed to be in a recession that began in December 2007. Unemployment across a wide range of economic sectors accelerated during 2008 across the country and continues to rise. California’s unemployment rate increased from 6.1% at the beginning of 2008 to more than 11% in June 2009.

California’s weak economy resulted in a dramatic reduction in State tax revenues as compared to projections made in connection with the adoption of the 2008 Budget Act (as defined below). In November and December of 2008, California’s Governor Schwarzenegger announced that new projections showed that, if no budget actions were taken, a budget gap between expected revenues and expenditure obligations would exceed $41 billion for the two fiscal years 2008-09 and 2009-10. In light of the projected budget gap, the Governor called a special session of the California Legislature in November 2008 and two fiscal emergency special sessions in December 2008. After protracted negotiations, the 2009 Budget Act was adopted by the California Legislature on February 19, 2009, and signed by the Governor on February 20, 2009. See “The California Budget” below.

The long delay between the identification of the budget gap and the enactment of the 2009 Budget Act, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented California from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result of the cash pressure facing the State, on December 17, 2008, the State’s Pooled Money Investment Board (“PMIB”) voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”), thereby postponing or stopping construction on thousands of projects Statewide. The PMIA customarily made such loans to provide temporary funding for infrastructure projects prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

The sharp decline in revenues at the beginning of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay California’s obligations. California’s State Controller, John Chiang (the “Controller”), has stated that he is using cash management tools at his disposal to ensure that available cash resources will be used to pay the obligations of the highest priorities under the California Constitution and laws, including payments to public schools and universities and debt service on bonds and notes. On February 1, 2009, the Controller began to defer, for 30 days, payments from California’s general fund (the “General Fund”) of personal income and bank and corporate tax refunds, as well as payments for specified State operations, local assistance, vendors who do business with the State, trial courts and programs for the mentally ill, blind, disabled and elderly. While payments deferred in February 2009 have been repaid, California continues to face unprecedented cash flow pressures. Beginning on July 2, 2009, after California lawmakers failed to reach a budget agreement by the end of the 2008-09 fiscal year, the Controller began issuing registered warrants, also called IOUs, to pay certain of the State’s obligations. A registered warrant is a “promise to pay,” with interest, that can be issued by the State when there is not enough cash to meet all of the State’s payment obligations. The Controller expects to issue approximately $2.87 billion in registered warrants during the month of July 2009. If there is sufficient cash available at the time, the registered warrants will be paid by the California State Treasurer (the “Treasurer”) in October 2009; provided, however, that if the PMIB determines there is sufficient cash available for redemption of the registered warrants on an earlier date, the registered warrants may be redeemed earlier than October 2009. The interest rate on the registered warrants, which was set by the PMIB on July 2, 2009, is 3.75% per year.

Bond Ratings.

Three major credit rating agencies, Moody’s Investors Service (“Moody’s”), Standard and Poor’s Ratings Services (“S&P”) and Fitch Ratings (“Fitch”), assign ratings to California long-term general obligation bonds. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

In July 2009, Fitch lowered its rating assigned to California’s general obligation bonds from A- to BBB, and Moody’s lowered its rating assigned to California’s general obligation bonds from A2 to Baa1. S&P has maintained it’s A rating on California general obligation bonds since February 2009. All three rating agencies have California debt on a negative watch. It is not possible to determine whether or the extent to which Moody’s, S&P or Fitch will change its respective rating on California general obligation bonds in the future.

In July 2009, California’s general obligation bonds had lower ratings than all rated states in the nation. Lower ratings make it more expensive for the State to raise revenue and, in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Additional rating downgrades may negatively impact the marketability and price of securities in the Fund’s portfolio.

California Finances.

California’s moneys are segregated into its General Fund and over 1,000 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State’s treasury (the “State Treasury”) and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of California’s governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the California Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various Constitutional authorizations and initiative statutes.

Special Fund for Economic Uncertainties.    The State maintains a Special Fund for Economic Uncertainties (“SFEU”), which is funded with General Fund revenues and which was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. California’s Department of Finance has projected a $2.102 billion SFEU balance and total reserve on June 30, 2010, based on the 2009 Budget Act.

Budget Stabilization Account.    Proposition 58, approved in March 2004 (“Proposition 58”), created the Budget Stabilization Account (“BSA”) as a second budgetary reserve. In accordance with Proposition 58, the Controller is required to transfer a specified portion of estimated annual General Fund revenues (up to 3%) into the BSA no later than September 30 of each fiscal year, unless the transfer is suspended or reduced as described in this paragraph. Such transfers are required to be continued until the balance in the BSA reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement is reinstated whenever the balance in the BSA falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The 2007, 2008 and 2009 Budget Acts provide the California Director of Finance (the “Director of Finance”) the authority to transfer moneys from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Pursuant to such authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. Once moneys are transferred out of the BSA pursuant to such authority, they are not required to be replenished until a future fiscal year’s annual transfer, unless the California Legislature, by statute, directs additional funds to be transferred from the General Fund into the BSA. Notwithstanding the foregoing process for a budgetary transfer, the BSA may be used to make temporary loans to the General Fund, which loans must be repaid when the General Fund has available cash. In light of the condition of the General Fund on May 28, 2008, the Governor issued an executive order on such date suspending the fiscal year 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Governor’s Budget (as defined below). In addition, due to a recent drastic decline in General Fund revenues, the 2009 Budget Act suspends the fiscal year 2009-10 transfer of $2.932 billion from the General Fund to the BSA.

The California Budget.

The Budget Process.    California’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”) and revised in May of the same year (the “May Revision”). Under California law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the following fiscal year. Following the submission of the Governor’s Budget, the California Legislature considers the proposal. As required by the Proposition 58 and as described below, beginning with fiscal year 2004-05, the California Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the California Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act (each, a “Budget Act”) as approved by the California Legislature and signed by the Governor. Each Budget Act must be approved by a two-thirds majority vote of each house of the California Legislature. The Governor may reduce or eliminate specific line items in a Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each house of the California Legislature.

Appropriations also may be included in legislation other than a Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each house of the California Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges require only a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the California Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

The estimates and projections contained in the prior, current and future budgets discussed in the following paragraphs are based on a variety of assumptions. There can be no assurances that the financial condition of California or otherwise will not be further materially adversely affected by actual conditions or circumstances, including but not limited to lower than expected revenues or higher than expected expenditures.

Budgets for Fiscal Years Prior to Fiscal Year 2007-08.    During fiscal year 2001-02, following a half decade of strong economic and revenue growth, as the State and national economies fell into a recession and the stock markets dropped significantly, California experienced an unprecedented drop in revenues compared to the prior fiscal year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between fiscal year 2001-02 and fiscal year 2003-04, the State encountered severe budgetary difficulties due to reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these fiscal years included substantial reliance on one-time measures, internal borrowing and external borrowing. The State also faced a cash flow crisis during this period, which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003, and the issuance of Economic Recovery Bonds (“ERBs”) in the spring of 2004.

California’s economy rebounded during the 2004-05, 2005-06 and 2006-07 fiscal years, resulting in substantially higher General Fund revenues in each such fiscal year than had been projected at the start of the fiscal year. This allowed the budgets in these fiscal years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts and one-time measures, such as the securitization of tobacco settlement revenues and the sale of ERBs, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding fiscal years, but did include receipt of $525 million from the refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for fiscal years prior to 2005-06 and improved economic results, which generated increases in tax revenues, the General Fund balance at June 30, 2006, was estimated to be approximately $3.487 billion, of which $3.0 billion was in the SFEU, compared to the original 2006 Budget Act estimate of $1.6 billion in the SFEU.

Fiscal Year 2007-08 Budget.    The 2007 Budget Act was adopted by the California Legislature on August 21, 2007, together with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the 2007 Budget Act, the Governor vetoed $943 million in appropriations from the General Fund, special funds and bond funds (including $703 million in General Fund appropriations). Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase 6%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in fiscal year 2006-07. The 2007 Budget Act also included the largest reserve of any Budget Act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act disclosed a number of risks. By the time the 2008-09 Governor’s Budget was released on January 10, 2008, many of these risks had occurred, such that even the planned reserve was not expected to be sufficient to keep the budget in balance through June 30, 2008. Developments that occurred after enactment of the 2007 Budget Act included (but were not limited to) the following: (1) the deterioration of revenues below the estimates contained in the 2007-08 May Revision, primarily as a result of weaker economic conditions in the State, (2) payment from budget reserves of $500 million as a result of an adverse court ruling in August 2007 in a case involving delayed payments to the State Teachers’ Retirement Fund, (3) additional Proposition 98 spending, reflecting the lower property tax revenues reported by the schools, which did not support the assumptions in the 2007 Budget Act about property tax growth, and (4) potential impact on the General Fund reserve from a lawsuit challenging use of funds in the Public Transportation Account; that case is on appeal. See the discussion of Proposition 98 under the heading “Constitutional Provisions Affecting Revenues and Appropriations – Proposition 98.”

Fiscal Year 2008-09 Budget.    The 2008 Budget Act was adopted by the California Legislature on September 16, 2008, together with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the 2008 Budget Act, the Governor vetoed $714 million in appropriations from the General Fund, special funds and bond funds (including $510 million in General Fund appropriations). This was the longest delay in adopting a budget in modern history.

The 2008 Budget Act, as originally enacted, resolved a $17.3 billion budget deficit (after implementation of $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the California Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in fiscal year 2009-10. While the 2008 Budget Act did not resolve the State’s persistent structural budget deficit, it included a budget reform measure, which was subsequently defeated at the polls. Under the 2008 Budget Act, as originally enacted, General Fund revenues and transfers were projected to decrease 1%, from $103 billion in fiscal year 2007-08 to $102 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in fiscal year 2007-08. The June 30, 2009, total reserve was projected to be $1.7 billion, a decrease of $1.4 billion, or 45%, compared to the June 30, 2008, reserve.

Since the enactment of the 2008 Budget Act, economic conditions in the State have worsened considerably. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion contained in the 2008 Budget Act. Subsequent projections prepared for the 2009 Budget Act estimated a total reserve deficit at June 30, 2009, of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate. The prior fiscal year’s resources balance in the 2009 Budget Act reflects a net loss of $1.6 billion for fiscal year 2008-09 as compared to the 2008 Budget Act, which loss is comprised of the following components: $452.6 million lower revenues in fiscal year 2007-08; $397.6 million increase in Proposition 98 expenditures in 2007-08; $1.551 billion increase in prior year Proposition 98 settle-up payments; $774.9 million decrease in prior year non-Proposition 98 expenditures; and $33.4 million increase to beginning balance for fiscal 2006-07 and prior adjustments.

Fiscal Year 2009-10 Budget.    The 2009 Budget Act was adopted by the California Legislature on February 19, 2009, together with a number of implementing measures, and signed by the Governor on February 20, 2009. In approving the 2009 Budget Act, the Governor vetoed $1.305 billion in appropriations from the General Fund, special funds and bond funds (including $957.2 million in General Fund appropriations). The 2009 Budget Act addresses the combined $41.6 billion deficit for fiscal years 2008-09 and 2009-10 identified in the 2009-10 Governor’s Budget. The budget cuts and revenue increases included in the 2009 Budget Act are scheduled to take effect either immediately or in a short amount of time (as new revenues are phased in) to address the projected deficit in both the 2008-09 and 2009-10 fiscal years.

Under the 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances and assuming receipt of approximately $8 billion of federal stimulus funds to offset General Fund costs and voter approval of various ballot measures (which measures were all defeated, as discussed below), General Fund revenues and transfers are projected to increase 9.3%, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The 2009 Budget Act contains General Fund appropriations of $92.2 billion, compared to $94.1 billion in fiscal year 2008-09, which represents a 2.1% decrease. The June 30, 2010, total reserve is projected to be $2.1 billion, which represents an increase of $5.5 billion compared to the estimated June 30, 2009, reserve deficit of $3.4 billion. The California Department of Finance Monthly Bulletin issued on March 13, 2009 (the “March DOF Bulletin”), stated that General Fund revenues for February 2009 were $898 million lower than projected in the 2009 Budget Act, comprised primarily of $437 million lower than expected personal income tax revenues, $334 million lower than expected sales and use tax revenues and $138 million lower than expected corporate tax revenues. In addition, according to the March DOF Bulletin, year-to-date adjusted revenues through February 2009 are $333 million below 2009 Budget Act projections. In a report entitled “The Fiscal Outlook Under the February Budget Package,” issued on March 13, 2009, the State’s Legislative Analyst’s Office (the “LAO”) projected that General Fund revenues in fiscal year 2009-10 will be approximately $8 billion lower than the amount projected in the 2009 Budget Act.

Many of the projections contained in the 2009 Budget Act depended on voter approval of several measures that were on a special election ballot on May 19, 2009. All such measures, however, were defeated. Moreover, economic conditions have worsened in the State since the adoption of the 2009 Budget Act. Prior to the May 19, 2009, special election, the State’s Department of Finance projected that if the measures on the special election ballot were defeated, a shortfall of $21.3 billion would occur with respect to the fiscal year 2009-10 budget and proposed, among other actions, to borrow up to 8% of the property tax revenues received by cities, counties and special districts in fiscal year 2008-09, as permitted under certain circumstances by Proposition 1A (as defined below). In addition, the LAO projected in May 2009 that the State will face significant cash flow deficits in every month between July 2009 and November 2009, which will require access to public credit markets in an amount of up to $23 billion or the adoption of additional cash measures or both in order to avoid further interruptions in State fiscal obligations. On July 2, 2009, the Governor announced that because a balanced budget was not passed by the California Legislature and signed by the Governor by June 30, 2009, the deficit had increased by approximately $2 billion for fiscal year 2009-10. Also on July 2, 2009, the Controller began issuing registered warrants to pay for some of the State’s expenses. See “General Economic Factors” above.

On July 28, 2009, the Governor signed several bills previously adopted by the California Legislature, which bills comprise certain revisions to the fiscal year 2009-10 budget (the “July Revisions”) designed to close the budget deficit for fiscal year 2009-10. The Governor exercised his line-item veto of several components of the July Revisions. Pursuant to the July Revisions, as signed by the Governor, the fiscal year 2009-10 budget will include approximately $16.1 billion of spending reductions. The Governor’s office has predicted an approximately $8 billion budget deficit for fiscal year 2010-11. The fiscal year 2009-10 budget, as revised by the July Revisions, includes reductions of revenue that would otherwise have been available to local governments during such fiscal year. Such revised fiscal year 2009-10 budget includes provisions for the State to take approximately $1.7 billion of redevelopment moneys and provisions for the State to borrow approximately $1.9 billion in local property tax revenues from local governments to fill the current budget deficit. Such property tax moneys would be borrowed under Proposition 1A, as described above. Any such borrowed moneys are required to be repaid within three years.

Actions that may be taken by California’s Legislature or Governor in the current or future years to address California’s current or future budget deficits cannot be predicted. Future California budgets will be affected by national and State economic conditions and other factors over which the Fund has no control. Additional information concerning California’s budget and financial condition may be obtained from the State’s Department of Finance website at http://www.dof.ca.gov, and California’s LAO at http://www.lao.ca.gov. Information provided on these websites is not incorporated as part of this Statement of Additional Information.

State Indebtedness.

The Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

General Obligation Bonds. The California Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the California Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal of and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are (1) the ERBs, supported by a special sales tax, and (2) veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans. As of February 1, 2009, the State had outstanding $56,112,384,000 aggregate principal amount of long-term general obligation bonds, of which $45,638,679,000 were payable primarily from the State’s General Fund, and $10,473,705,000 were self-liquidating bonds payable first from other special revenue funds. As of February 1, 2009, there were unused voter authorizations for the future issuance of $68,653,816,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,341,710,000 is for veterans general obligation bonds payable first from other revenue sources.

Under California law, the State must pay the principal of any general obligation bonds (except for the ERBs) that are subject to optional or mandatory tender and that are not remarketed or, if applicable, purchased by financial institutions that provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate general obligation bonds.

Commercial Paper Program.    Some voter-approved general obligation indebtedness may be issued as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. It is currently the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has in the past been done through internal loans from the PMIA. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of February 23, 2009, $1,322,450,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Obligations.    In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. Such facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which certificates of participation are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the California Constitutional provisions that require voter approval. Rental payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, recent legislation provides California’s court system with increased fees to support up to $5 billion of lease-revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. California had $7,567,096,634 of General Fund-supported lease-purchase obligations outstanding as of February 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had authorization to issue $11,545,829,281 in lease-purchase obligations as of February 1, 2009. In addition, as of February 1, 2009, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt.    Certain California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which obligations are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $52 billion in aggregate principal amount of revenue bonds and notes that are non-recourse to the General Fund outstanding as of December 31, 2008.

Future Issuance Plans.    Between November 2006 and February 2009, voters and the California Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to approximately $78.9 billion as of February 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Governor has proposed substantial additional general obligation bond programs. Because of the uncertainties presently associated with the above factors, it is not possible to provide specific projections of issuance amounts for the current fiscal year and the next several fiscal years, but the Treasurer anticipates the level of issuance will increase over the averages of the past several fiscal years in order to address the backlog of authorized bonds.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations that may occur, the aggregate amount of outstanding general obligation and lease revenue bonds is expected to increase to approximately $100 billion by the middle of the next decade, compared to the current total outstanding amount of approximately $63.7 billion. The annual debt service costs on this amount of debt is estimated to be approximately $8.7 billion, compared to approximately $5.05 billion budgeted in fiscal year 2008-09. These estimates do not include ERBs, as described below, nor do they take into account potential benefits from future refunding opportunities.

Economic Recovery Bonds.    Proposition 57, referred to as the “California Economic Recovery Bond Act,” was approved by the voters on March 2, 2004 (the “ERB Act”). The ERB Act authorized the issuance of up to $15 billion in ERBs to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June of 2004, California issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion, which were transferred to the General Fund. No further ERBs can be issued under the ERB Act, except for any refunding bonds that may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004, obligations eligible for financing pursuant to the ERB Act.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) 50% of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of December 31, 2008, funds from these sources have been used for early retirement of approximately $3.5 billion of ERBs through December 31, 2008, including $1.495 billion that was transferred from the BSA in fiscal years 2006-07 ($472 million) and 2007-08 ($1.023 billion). The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspends the 2009-10 BSA transfer due to the condition of the General Fund. In addition, due to the sharp reduction in taxable sales as a result of the current economic recession, the special sales tax revenues dedicated to repayment of the ERB debt have decreased to a level that provides very little coverage above the required debt service amounts. This caused the State to have to temporarily draw on a reserve fund for the ERBs in the amount of $13.3 million on December 24, 2008, to fill a debt service account for January 1, 2009, as required under the master indenture for the ERBs; provided, however, that the reserve fund was replenished the next day with sales tax receipts that were received on that day. The reduced coverages and need to access the reserve fund have resulted in a lowering of the ratings of the ERBs by all three major rating agencies. It is not yet known whether special sales tax revenues in the current or future periods will be adequate to pay all debt service and related obligations of the ERBs without resort to the reserve fund.

Tobacco Settlement Revenue Bonds.    In 1998, the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the participating manufacturers agreed to make payments to the State in perpetuity, which payments are expected to total approximately $25 billion (subject to adjustments) over the first 25 years. In 2002, pursuant to the Tobacco Securitization Law (Chapter 414, Statutes of 2002), the California Legislature authorized the establishment of a special purpose trust with the authority to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A Bonds”). A second sale of the remaining 43.43% of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B Bonds”). A 2003 amendment to the Tobacco Securitization Law requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The California Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005, the Series 2003B Bonds were refinanced with refunding bonds (the “Series 2005A Bonds”), which Series 2005A Bonds retained substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which fee was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion that are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in fiscal year 2007-08.

As a result of assertions made by the cigarette manufacturers regarding market share losses, the tobacco settlement revenues due to the State were reduced in April 2006 by $50.9 million, in April 2007 by $44 million, and in April 2008 by $33.9 million. Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments for the related bonds. Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided, however, that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the California Legislature for a General Fund appropriation in the event tobacco settlement revenues are insufficient to pay debt service on such Series 2005A Bonds. Tobacco settlement revenues have been sufficient to pay debt service with respect to all of the bonds secured by tobacco settlement revenues to date and, therefore, the State’s covenant to request an appropriation has never been invoked.

Cash Flow Borrowings.    As part of its cash management program, California has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs” or “Notes”) in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the California Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to the California Government Code; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease rentals to support lease revenue bonds and any amounts determined by a court of competent jurisdiction to be required by federal law or the California Constitution to be paid with State warrants that can be cashed immediately.

Inter-fund Borrowing.    Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. All money so borrowed must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made that will interfere with the objective for which such special fund was created or from certain specific funds. In general, when moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed 10% of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Controller’s annual report, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the PMIA. This provision does not apply to temporary borrowings from the BSA or other accounts within the General Fund. As of June 30, 2008, there were approximately $12.8 billion in outstanding internal loans.

Sources of Tax Revenues.

In fiscal year 2007-08, approximately 90% of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes and sales and use taxes. The following are brief summaries of the major sources of tax revenues in California.

Personal Income Tax.    The California personal income tax, which accounted for 53% of General Fund revenues and transfers in fiscal year 2007-08, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income, less exclusions and deductions), with rates ranging from 1% to 9.3%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8% and as little as 4.5% of General Fund revenues over the past 10 years. The 2009 Budget Act estimates that capital gains will account for 5.6% of General Fund revenues and transfers in fiscal year 2008-09 and 4.7% of such revenues and transfers in fiscal year 2009-10.

Sales and Use Tax.    The sales and use tax (sometimes referred to herein as the “sales tax”), which accounted for 26% of General Fund revenues and transfers in fiscal year 2007-08, is imposed on retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the sales and use tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

Corporation Tax.    The corporation tax accounted for 12% of General Fund revenues and transfers in fiscal year 2007-08. Corporation tax revenues are derived from the following taxes: (1) the franchise tax and the corporate income tax, which are levied at an

8.84% rate on profits; (2) an additional 2% tax on the net income of banks and other financial corporations; (3) the AMT, which is imposed at a rate of 6.65%; (4) a minimum franchise tax of up to $800 imposed on certain corporations subject to the franchise tax; (5) a 1.5% tax on profits of sub-Chapter S corporations; and (6) fees paid by limited liability companies, which account for approximately 2.8% of corporation tax revenue.

Tax Amnesty Program.    In 2004, the California Legislature passed a tax amnesty program (Chapter 226, Statutes of 2004) for tax year 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005, with respect to personal income tax, corporate tax and sales and use tax. The effect of amnesty has been to distort the accounting for General Fund revenues, because payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments, the revenue estimates in the current year, the budget year and beyond will be lower despite the fact that the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that was received during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years. For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was reduced in fiscal years 2004-05 through 2007-08 and will be further reduced in subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments have varied as more up-to-date information has been received. The net multi-year General Fund revenue gain from the amnesty program has been estimated at $380 million, which was used for one-time purposes in the 2005 Budget Act.

Insurance Tax.    The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans, which are taxed at 0.5%, surplus lines and non-admitted insurance, which are taxed at 3%, and ocean marine insurers, which are taxes at 5% of underwriting profits. The California Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the California Department of Insurance. This ruling is expected to result in a total loss of $349 million spread over several years, and the impact has been estimated to be $28 million in fiscal year 2008-09, $200 million in fiscal year 2009-10 and $121 million in fiscal year 2010-11.

Estate Tax; Other Taxes.    The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth

and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010, which resulted in the reduction of the State estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010, at which time the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

Taxes on Tobacco Products.    As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of $0.87 per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows: (1) $0.50 is deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs; (2) $0.25 is allocated to the Cigarette and Tobacco Products Surtax Fund, which moneys are appropriated for anti-tobacco education and research, indigent health services and environmental and recreation programs; (3) $0.10 is allocated to the State’s General Fund; and (4) the remaining $0.02 is deposited into the Breast Cancer Fund.

Constitutional Provisions Affecting Revenues and Appropriations.

The following are brief summaries of the major constitutional and legislative actions that have affected tax levying and collections by State and local governments in California:

Article XIIIA.    In 1978, California voters approved Proposition 13, which enacted Article XIIIA of the California Constitution (“Article XIIIA”) and which, as amended, generally caps the maximum real property tax that may be imposed on real property to 1%, caps annual increases in assessed property values at 2%, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Article XIIIA also gave the California Legislature responsibility for allocating the remaining proceeds of the property tax.

Article XIIIB.    In 1979, California voters approved Proposition 4, the so-called “Gann Initiative,” which added Article XIIIB to the California Constitution (“Article XIIIB”). Article XIIIB was amended by the voters in June 1990 through their approval of Proposition 111. Article XIIIB limits the annual appropriations of the State and of any city, county, school district, authority or other political subdivision of the State to the level of the appropriations limit for the prior fiscal year, as adjusted annually for changes in the cost of living, population and cost of services rendered by the governmental entity. The “base year” for establishing such appropriation limit is fiscal year 1978-79. Increases in appropriations by a governmental entity are also permitted (i) if financial responsibility for providing services is transferred to the governmental entity, or (ii) for emergencies, so long as the appropriations limits for the three years following the emergency are reduced to prevent any aggregate increase above the Constitutional limit. Decreases are required where responsibility for providing services is transferred from the government entity.

Appropriations of an entity of local government subject to Article XIIIB include generally any authorization to expend during the fiscal year the proceeds of taxes levied by the State or other entity of local government, exclusive of certain State subventions, refunds of taxes, benefit payments from retirement, unemployment insurance and disability insurance funds. Appropriations subject to limitation pursuant to Article XIIIB do not include debt service on indebtedness existing or legally authorized as of January 1, 1979, on bonded indebtedness thereafter approved according to law by a vote of the electors of the issuing entity voting in an election for such purpose, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects and appropriations by the State of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990, levels. “Proceeds of taxes” include, but are not limited to, all tax revenues and the proceeds to any entity of government from (i) regulatory licenses, user charges and user fees to the extent such proceeds exceed the cost of providing the service or regulation, (ii) the investment of tax revenues and (iii) certain State subventions received by local governments. Article XIIIB includes a requirement that if an entity’s revenues in any year exceed the amount permitted to be spent, the excess must be returned by revising tax rates or fee schedules over the subsequent two fiscal years.

Proposition 62.    In 1986, California voters approved Proposition 62 (“Proposition 62”), which requires a super-majority approval of local government taxes. Two-thirds of the local entity’s legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds of the electorate must approve any special tax for specific purposes.

Proposition 98.    In 1988, California voters approved Proposition 98 (“Proposition 98”) as an amendment to the California Constitution, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the California Legislature, by a two-thirds vote in both houses and with the Governor’s concurrence, to suspend the minimum funding formula for a one- year period. The fiscal year 2004-05 budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the Constitutional guarantee. This suspended amount was fully paid in fiscal year 2005-06. However, subsequent growth in General Fund revenues increased the fiscal year 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the fiscal year 2005-06 funding level was also affected by the increased revenues and was $1.1 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. The unpaid additional funding requirements were the subject of a lawsuit by the California Teachers

Association, which has been settled. The State agreed to retire the $2.8 billion obligation with a $300 million payment in fiscal year 2007-08 and further annual payments of $450 million beginning in fiscal year 2008-09 until the entire obligation is repaid. The total estimated maintenance factor balance was $65.5 million at the end of fiscal year 2007-08, which maintenance factor balance is required to be restored in future years as economic conditions improve.

Article XIIIC and Article XIIID.    In 1996, California voters approved Proposition 218, entitled the “Right to Vote on Taxes Act” (“Proposition 218”), which enacted Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the California Constitution. Article XIIIC and Article XIIID contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges. The interpretation and application of certain provisions of Proposition 218 will ultimately be determined by the courts with respect to some of the matters discussed below. It is not possible at this time to predict with certainty the future impact of such interpretations.

Article XIIIC requires that all new local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes, even if deposited in a general fund, require a two-thirds vote. Article XIIIC further provides that any general purpose tax imposed, extended or increased without voter approval after December 31, 1994, may continue to be imposed only if approved by a majority vote in an election which must be held within two years of November 5, 1996. Article XIIIC also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees and charges were imposed. Article XIIIC expands the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power. This extension of the initiative power is not limited by the terms of Article XIIIC to fees imposed after November 6, 1996, and, absent other legal authority, could result in the retroactive reduction in any existing taxes, assessments, fees or charges. “Assessments,” “fees” and “charges” are not defined in Article XIIIC, and it is unclear whether these terms are intended to have the same meanings for purposes of Article XIIIC as for Article XIIID described below. If not, the scope of the initiative power under Article XIIIC potentially could include any general fund local tax, assessment or fee not received from or imposed by the federal or State government or derived from investment income.

Article XIIID also added several new provisions relating to how local agencies may levy and maintain “assessments” for municipal services and programs. These provisions include, among other things, (i) a prohibition against assessments which exceed the reasonable cost of the proportional special benefit conferred on a parcel, (ii) a requirement that the assessment must confer a “special benefit,” as defined in Article XIIID, over and above any general benefits conferred, and (iii) a majority protest procedure which involves the mailing of a notice and a ballot to the record owner of each affected parcel, a public hearing and the tabulation of ballots weighted according to the proportional financial obligation of the affected party. “Assessment” is defined in Article XIIID to mean any levy or charge on real property for a special benefit conferred on the real property.

Proposition 1A.    On November 2, 2004, California voters approved Proposition 1A (“Proposition 1A”), which amended the California Constitution to reduce the State’s authority over major local government revenue sources. Under Proposition 1A, the State may not (i) reduce local sales tax rates or alter the method of allocating the revenue generated by such taxes, (ii) shift property taxes from local governments to schools or community colleges, (iii) change how property tax revenues are shared among local governments without two-third approval of both houses of the California Legislature, or (iv) decrease vehicle license fee revenues without providing local governments with equal replacement funding. Beginning, in fiscal year 2008-09, Proposition 1A permits the State to shift a limited amount of local government property tax revenue to schools and community colleges if certain conditions are met, including: (a) a proclamation by the Governor that the shift is needed due to a severe financial hardship of the State and (b) approval of the shift by the California Legislature with a two-thirds vote of both houses. In the event of such a shift, the State is required to repay local governments for their property tax losses, with interest, within three years. Proposition 1A does allow the State to approve voluntary exchanges of local sales tax and property tax revenues among local governments within a county. Proposition 1A also amends the California Constitution to require the State to suspend certain State laws creating mandates in any year that the State does not fully reimburse local governments for their costs to comply with the mandates; provided, however, that such provision does not apply to mandates relating to schools or community colleges or to mandates relating to employee rights.

The purpose of Proposition 1A is to increase and stabilize local government revenues. Proposition 1A could also, however, result in decreased resources being available for State programs. Such a decrease, in turn, could affect actions taken by the State to resolve budget difficulties, including increasing State taxes, decreasing spending on certain State programs or even suspending or otherwise circumventing Proposition 1A in order to appropriate local government revenues.

Future Initiatives.    Article XIIIB, Article XIIIC, Article XIIID, Proposition 62, Proposition 98 and Proposition 1A were each adopted as measures that qualified for the ballot pursuant to the State’s Constitutional initiative process. From time to time other initiative measures could be adopted, affecting the ability of the State to increase or apply revenues and to make or increase appropriations.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse impact on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to California, could result in significant General Fund expenditures or otherwise impact the ability of the State to raise revenues.

Local Governments.

The primary units of local government in California are the 58 counties (the “Counties”), which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for providing many basic services within the State, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., taxes devoted to a specific purpose) without two-thirds voter approval. Proposition 218, which enacted additional Constitutional amendments in 1996, further limited the ability of local governments to raise taxes, fees and other exactions. See “Constitutional Provisions Affecting Revenues and Appropriations – Article XIIIA” and “– Article XIIIC and Article XIIID” above.

Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services. In the aftermath of the approval of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the California Legislature reduced the post-Proposition 13 aid to local government entities, other than K-12 schools and community colleges, by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the California Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change related to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the applicable vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35% reduction in VLF revenue to cities and counties from this rate change was offset by an increase in the amount of property tax revenues received by the cities and counties. This worked to the benefit of local governments, because the such offset amounts annually increased in proportion to the growth in secured roll property tax revenues, which had historically grown at a higher rate than VLF revenues. This arrangement continues without change in the 2009 Budget Act. See “Constitutional Provisions Affecting Revenues and

Appropriations – Proposition 1A” for a discussion of the effect of Proposition 1A on local government finances.

Pursuant to statutory changes made in conjunction with the 2009 Budget Act, the VLF rate will increase from 0.65% to 1.15% effective May 19, 2009. Of this 0.50% increase, 0.35% will flow to the General Fund and 0.15% will support various law enforcement programs previously funded by the General Fund. This increased VLF rate is set to be effective through the 2010-11 fiscal year.

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect California’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.

Shareholders should retain this Supplement for future reference.

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